SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                ______________________



                                      FORM 8-K


                                    CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  December 1, 1998
                          (Date of earliest event reported)


                              FORMAN PETROLEUM CORPORATION
                   (Exact name of Registrant as specified in charter)




   Louisiana                        333-31375                 72-0954774
(State or other juris-             (Commission               (IRS Employer
diction of incorporation)           File No.)               Identification No.)


650 Poydras Street, Suite 2200, New Orleans, Louisiana                70130
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone no., including area code:  (504) 586-8888

                                        N/A
             (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

             Forman Petroleum Corporation ("Forman") issued today a press release in which the Company announced the nonpayment of the December 1, 1998 installment of interest due on the Company's 13.5% Senior Secured Notes Due June 1, 2004. The Company has not yet determined whether to make the interest payment within the thirty-day grace period provided for such payment or to use any available funds for exploration and development projects. A copy of the press release is filed with this report as Exhibit 99.4 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits

Exhibit No.         Description                               Page No.

   99.4             Press Release                             Filed Herewith





                                      SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORMAN PETROLEUM CORPORATION


Dated:  December 1, 1998                By:  /s/ McLain J. Forman
                                             McLain J. Forman
                                             Chairman of the Board,
                                             Chief Executive Officer and
                                             President




                                   INDEX TO EXHIBITS

Exhibit No.         Description                               Page No.

   99.4             Press Release                             Filed Herewith